SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  April 6, 1998
--------------------------------------------------------------------------------


                               CENTURA BANKS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


North Carolina                      1-10646                   56-1688522
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
--------------------------------------------------------------------------------
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification No.)
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134 North Church Street, Rocky Mount, North Carolina          27804
--------------------------------------------------------------------------------
(Address of principal executive office)                     (Zip code)


Registrant's telephone number, including area code:       (252) 454-4400
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                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)









Exhibit Index on Page 4.

Item 5.  Other Events
On April 6, 1998, Centura Banks, Inc. ("Centura") announced earnings for the three months ended March 31, 1998. Centura's net income increased 25.8 percent to $22.5 million compared to $17.9 million for the same period one year ago. Diluted earnings per share increased to $0.85 from $0.68 in the first quarter of 1997. A press release is attached as Exhibit 99.







Item 7.  Financial statements and Exhibits.
The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     CENTURA BANKS, INC.
                                                     Registrant


Date: April 6, 1998                         By:      /s/ Steven Goldstein
                                                     Steven Goldstein
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

                                                              Sequential
                                                                 Page
Exhibit           Description of Exhibit                        Number
-------------------------------------------------------------------------------
99                Press release dated April 6, 1998               5

For Immediate Release

April 6, 1998


For more information:                                  Steven J. Goldstein
                                                       Centura Bank
                                                       252-454-8356
                                                       sgoldstein@centura.com


                 CENTURA BANK REPORTS 1ST QUARTER EARNINGS


         ROCKY MOUNT, N.C. - Centura Banks Inc. (NYSE:CBC) today reported first quarter 1998 net income of $22.5 million, an increase of 25.8% over the first quarter of 1997. Diluted earnings per share in the first quarter rose to $0.85, an increase of 25.0% over the comparable quarter of 1997.
         Return on average equity increased 145 basis points from the prior year same quarter to 16.29%, and return on average assets was 1.27%, a 10 basis point improvement from the same period in 1997. The efficiency ratio declined 137 basis points to 63.10% from the comparable period in 1997, although increasing marginally from the prior quarter. The ratio of net charge-offs to average total loans was 25 basis points for the first quarter in 1998.
         "We are pleased with the first quarter results which reflect the continuing successful implementation of the strategy we adopted in 1993," said Cecil W. Sewell, Centura's chairman and chief executive officer. "We have expanded our insurance, securities, online banking, call center, and in-store capabilities and are pleased with the growth of these businesses and their contribution to first quarter earnings."
        During the quarter Centura completed the acquisition of Pee Dee State Bank in South Carolina and opened two full-service financial offices in Hannaford supermarkets. Centura plans to open an additional five Hannaford supermarket offices in North Carolina and Virginia by the end of the year. Centura also finalized its acquisition of the Moore & Johnson insurance agency in January, making Centura Insurance Services one of the largest independent insurance agencies in North Carolina.
         With assets of $7.5 billion, Centura provides a complete line of banking, investment, leasing, insurance and trust services to individuals and businesses in North Carolina, South Carolina and the Hampton Roads region of Virginia. Services are provided through 199 financial service centers; more than 300 ATMs at financial centers, Wal-Mart stores and Sam's outlets; Centura Highway; Centura's Internet site; and through Quicken(R), Quickbooks(R), Microsoft(R) Money and BankNow(TM), the leading online money management software packages. Additional information about Centura is available on its website at www.centura.com.

                                       ###

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FINANCIAL HIGHLIGHTS
CENTURA BANKS, INC. AND SUBSIDIARIES

                                                3 Months       3 Months
                                               Ended Mar 31   Ended Mar 31
(In thousands, except share and per share data)   1998           1997            Change
--------------------------------------------------------------------------------------

EARNINGS
    Interest income                          $   136,721      $   119,843         14.1%
    Interest expense                              66,099           55,958         18.1
    ----------------------------------------------------------------------------------
    Net interest income                           70,622           63,885         10.5
    Provision for loan losses                      3,393            2,894         17.2
    Noninterest income                            34,077           25,985         31.1
    Noninterest expense                           67,206           59,033         13.8
    Income taxes                                  11,623           10,069         15.4
    ----------------------------------------------------------------------------------
    Net income                               $    22,477      $    17,874         25.8%
    ==================================================================================
    Net interest income, taxable equivalent  $    72,422      $    65,577         10.4%
     =================================================================================

PER COMMON SHARE
    Earnings per share-basic                 $      0.87             0.69         26.1%
    Earnings per share-diluted                      0.85             0.68         25.0
    Cash dividends paid                             0.27             0.25          8.0
    Book value                                     21.62            19.08         13.3
    Closing market price                           71.25            39.00         82.7

FINANCIAL RATIOS
    Return on average assets                        1.27%            1.17%          10 bp
    Return on average shareholders' equity         16.29            14.84          145
    Average equity to average assets                7.80             7.90          (10)

AVERAGE BALANCES
    Assets                                   $ 7,171,199      $ 6,184,718         16.0%
    Earning assets                             6,538,033        5,692,783         14.8
    Loans                                      4,659,863        4,107,133         13.5
    Investment securities                      1,847,024        1,552,675         19.0
    Noninterest-bearing deposits                 775,665          657,971         17.9
    Core deposits                              4,833,928        4,310,475         12.1
    Total deposits                             5,328,216        4,657,405         14.4
    Interest-bearing liabilities               5,730,250        4,955,541         15.6
    Shareholders' equity                         559,568          488,609         14.5

PERIOD END BALANCES
    Assets                                $    7,517,103      $ 6,376,713         17.9%
    Earning assets                             6,837,615        5,825,818         17.4
    Loans                                      4,849,441        4,140,583         17.1
    Investment securities                      1,964,362        1,663,427         18.1
    Noninterest-bearing deposits                 871,249          711,467         22.5
    Core deposits                              5,011,584        4,407,852         13.7
    Total deposits                             5,497,716        4,748,245         15.8
    Shareholders' equity                         574,224          491,367         16.9



--------------------------------------------------------------------------------
bp Change is measured as difference in basis points.
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OTHER FINANCIAL DATA
CENTURA BANKS, INC. AND SUBSIDIARIES


                                                       3 Months          3 Months
                                                      Ended Mar 31      Ended Mar 31
(In thousands, except share data)                        1998               1997           Change
---------------------------------------------------------------------------------------------

SHARES OUTSTANDING
     Average basic                                     25,982,304        25,728,556           1.0%
     Average diluted                                   26,522,065        26,240,592           1.1
     Outstanding at period end                         26,559,747        25,752,174           3.1

COMPOSITION RATIOS*
     Earning assets to assets                               91.17%            92.05%          (88)bp
     Loans to earning assets                                71.27             72.15           (88)
     Interest-bearing liabilities to earning assets         87.64             87.05            59
     Loans to total deposits                                87.46             88.19           (73)
     Noninterest-bearing deposits to total deposits         14.56             14.13            43


ALLOWANCE FOR LOAN LOSSES
     Beginning balance                                $   64,279         $    58,715           9.5%
     Provision for loan losses                             3,393               2,894          17.2
     Allowance of acquired financial institutions          2,068                ----          ----
     Charge-offs                                          (3,844)             (3,617)          6.3
     Recoveries                                              932                 770          21.0
     ----------------------------------------------------------------------------------------------
         Net charge-offs                                  (2,912)             (2,847)          2.3
     ----------------------------------------------------------------------------------------------
     Ending balance                                   $   66,828         $    58,762          13.7%
     ==============================================================================================

     Net charge-offs to average loans (annualized)          0.25%               0.28%           (3)bp
     ==============================================================================================


COMPOSITION OF RISK ASSETS
     Nonperforming loans                              $   29,570         $    22,767          29.9%
     Foreclosed property                                   3,629               4,001          (9.3)
     ----------------------------------------------------------------------------------------------
     Nonperforming assets                             $   33,199         $    26,768          24.0%
     ==============================================================================================


ASSET QUALITY RATIOS**
     Nonperforming assets to:
         Loans and foreclosed property                      0.68                0.65             3 bp
         Total assets                                       0.44                0.42             2
     Nonperforming loans to total loans                     0.61                0.55             6
     Allowance for loan losses to total loans               1.38                1.42            (4)
     Allowance for loan losses to nonperforming loans       2.26                2.58           (32)



--------------------------------------------------------------------------------
  bp Change is measured as difference in basis points.
    *Balance sheet amounts used in calculations are based on average balances. **Balance sheet amounts used in calculations are based on period end balances.
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OTHER FINANCIAL DATA, continued
CENTURA BANKS, INC. AND SUBSIDIARIES


                                                 3 Months      3 Months             As a Percent of
                                                Ended Mar 31  Ended Mar 31          Average Assets#
(Dollars in thousands)                             1998           1997     Change     1998     1997
---------------------------------------------------------------------------------------------------


NONINTEREST INCOME
Service charges on deposit accounts               $ 10,586     $  9,212     14.9%     0.60%     0.60%
Credit card and related fees                         1,832        1,294     41.6      0.10      0.08
Insurance & brokerage commissions                    5,415        3,244     66.9      0.31      0.21
Other service charges, commissions and fees          2,167        1,699     27.6      0.12      0.11
Fees for trust services                              2,100        1,950      7.7      0.12      0.13
Mortgage income                                      3,217        2,673     20.4      0.18      0.18
Negative goodwill amortization                         334          334      0.0      0.02      0.02
Operating lease fees                                 4,199        3,037     38.3      0.24      0.20
Other noninterest income                             3,925        2,636     48.9      0.22      0.18
-----------------------------------------------------------------------------------------------------
Noninterest income, excluding securities
    transactions                                    33,775       26,079     29.5      1.91      1.71
Securities gains (losses), net                         302          (94)  (421.3)     0.02     (0.01)
-----------------------------------------------------------------------------------------------------
Total noninterest income                          $ 34,077     $ 25,985     31.1%     1.93%     1.70%
=====================================================================================================

NONINTEREST EXPENSE
Salaries and overtime                             $ 25,223     $ 21,576     16.9%     1.43%     1.41%
Fringe benefits and other personnel                  6,011        6,181     (2.8)     0.34      0.41
Occupancy                                            3,822        3,338     14.5      0.22      0.22
Equipment                                            5,228        5,165      1.2      0.30      0.34
Foreclosed real estate losses and related
    operating expense                                  428          324     32.1      0.02      0.02
Marketing                                            2,325        2,023     14.9      0.13      0.13
Fees for outsourced services                         2,895        1,532     89.0      0.16      0.10
Professional fees                                    3,337        3,094      7.9      0.19      0.20
Other administrative                                 2,457        2,041     20.4      0.14      0.13
FDIC insurance                                         361          316     14.2      0.02      0.02
Deposit intangible and goodwill amortization         2,213        1,418     56.1      0.13      0.09
Office supplies, postage and telephoe                4,361        4,506     (3.2)     0.25      0.30
Depreciation on leased equipment                     2,494        1,918     30.0      0.14      0.13
Other operating                                      6,051        5,601      8.0      0.33      0.37
----------------------------------------------------------------------------------------------------
Total noninterest expense                         $ 67,206     $ 59,033     13.8%     3.80%     3.87%
====================================================================================================


OTHER PERFORMANCE RATIOS
Pretax operating profit margin +                     33.71%       32.37%      134 bp
Efficiency ratio***                                  63.10%       64.47%     (137)bp
Net interest income analysis-taxable equivalent:
    Selected average yields/rates:
       Loans                                          9.26%        9.32%       (6)bp
       Taxable securities                             6.67         6.58         9
       Tax-exempt securities                          8.89         8.81         8
       Short-term investments                         4.75         5.40       (65)
----------------------------------------------------------------------------------------------------
       Interest-earning assets                        8.52         8.57        (5)
----------------------------------------------------------------------------------------------------
       Total interest-bearing deposits                4.37         4.38        (1)
       Borrowed funds                                 5.28         5.00        28
       Long-term debt                                 6.83         6.28        55
----------------------------------------------------------------------------------------------------
       Total interest-bearing liabilities             4.66         4.58         8
----------------------------------------------------------------------------------------------------
       Interest rate spread                           3.86         3.99       (13)
       Net interest margin                            4.43         4.58       (15)


================================================================================
 bp Change is measured as difference in basis points.
*** Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income.
  + Sum of income before taxes plus the taxable equivalent adjustment divided by the sum of taxable equivalent net interest income plus noninterest income.
  # Data presented is annualized.
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QUARTERLY FINANCIAL TRENDS
CENTURA BANKS, INC. AND SUBSIDIARIES


                                               1998                                 1997                         1st Qtr 98
                                          -----------    -----------------------------------------------------
                                               First         Fourth          Third        Second         First        vs.
(Dollars in thousands)                        Quarter        Quarter        Quarter       Quarter       Quarter   4th Qtr 97
-----------------------------------------------------    -----------------------------------------------------   ----------

FINANCIAL SUMMARY
     Assets                                 $ 7,171,199   $ 7,016,355   $  6,738,633  $  6,453,981  $  6,184,718      2.2%
     Earning assets                           6,538,033     6,416,636      6,177,675     5,926,035     5,692,783      1.9
     Loans                                    4,659,863     4,562,210      4,372,404     4,188,811     4,107,133      2.1
     Investment securities                    1,847,024     1,824,878      1,771,094     1,710,960     1,552,675      1.2
     Total deposits                           5,328,216     5,240,681      4,967,064     4,725,511     4,657,405      1.7
     Interest-bearing liabilities             5,730,250     5,603,768      5,391,079     5,185,562     4,955,541      2.3
     Stockholders' equity                       559,568       531,935        519,175       501,027       488,609      5.2
     Total market capitalization (period end) 1,892,382     1,784,504      1,425,753     1,183,788     1,004,335      6.0
     Net income                                  22,477        23,504         21,700        19,980        17,874     (4.4)


PROFITABILITY/PERFORMANCE SUMMARY *
     Pretax operating profit margin +             33.71%        33.83%         35.03%        34.31%        32.37%     (12) bp
     Efficiency ratio ***                         63.10         62.58          61.47         62.32         64.47       52
     Net interest margin #                         4.43          4.51           4.46          4.52          4.58       (8)
     Return on average assets #                    1.27          1.33           1.28          1.24          1.17       (6)
     Return on average equity #                   16.29         17.53          16.58         16.00         14.84     (124)
     Equity to assets (average)                    7.80          7.58           7.70          7.76          7.90       22


PER SHARE SUMMARY
     Earnings per share - basic            $       0.87%  $      0.91    $      0.84   $      0.78   $      0.69     (4.4)%
     Earnings per share - diluted                  0.85          0.89           0.82          0.76          0.68     (4.5)
     Cash dividends paid                           0.27          0.27           0.27          0.27          0.25      0.0
     Book value per share                         21.62         20.82          20.45         19.46         19.08      3.8
     Closing market price                       71.2500       69.0000        55.0625       45.8750       39.0000      3.3


KEY INTANGIBLE ASSETS **
     Goodwill                              $    107,293   $   106,108    $    97,027   $    63,976   $    65,394      1.1%
     Mortgage servicing rights                   28,147        28,238         28,275        23,028        21,481     (0.3)


ASSET QUALITY SUMMARY **
     Nonperforming assets                  $     33,199   $    27,877    $    28,633   $    27,740   $    26,768     19.1%
     Allowance for loan losses                   66,828        64,279         62,282        59,206        58,762      4.0
     Nonperforming assets to total assets          0.44%         0.39%          0.42%         0.42%         0.42%       5 bp
     Allowance for loan losses to loans            1.38          1.40           1.38          1.40          1.42       (2)
     Net charge-offs to average loans #            0.25          0.22           0.26          0.26          0.28        3




================================================================================
  bp Change is measured as difference in basis points.
  * Balance sheet amounts are based on average balances unless otherwise noted.
  ** Balance sheet amounts are based on period end balances unless otherwise noted.
  ***Noninterest expense divided by sum of noninterest income plus net interest income, taxable equivalent basis.
  + Sum of income before taxes plus the taxable equivalent adjustment divided by the sum of taxable equivalent net interest income plus noninterest income. # Data presented is annualized.
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